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                         NAI TECHNOLOGIES, INC., Issuer


                          -----------------------------


                                   $6,342,000

                  12% Convertible Subordinated Promissory Notes


                           ---------------------------


                                    Indenture

                            Dated as of July 15, 1996

                        FIRST TRUST NATIONAL ASSOCIATION

                                     Trustee





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                               TABLE OF CONTENTS

ARTICLE 1            DEFINITIONS AND INCORPORATION
                     BY REFERENCE....................................  1

   Section 1.1       Definitions.....................................  1
   Section 1.2       Other Definitions...............................  9
   Section 1.3       Incorporation by Reference of Trust
                              Indenture Act..........................  9
   Section 1.4       Rules of Construction...........................  9

ARTICLE 2            THE SECURITIES.................................. 10

   Section 2.1       Form and Dating................................. 10
   Section 2.2       Execution and Authentication.................... 10
   Section 2.3       Registrar and Paying Agent...................... 11
   Section 2.4       Paying Agent to Hold Money in
                              Trust.................................. 12
   Section 2.5       Securityholder Lists............................ 13
   Section 2.6       Transfer and Exchange........................... 13
   Section 2.7       Replacement Securities.......................... 13
   Section 2.8       Outstanding Securities.......................... 14
   Section 2.9       Treasury Securities............................. 14
   Section 2.10      Temporary Securities............................ 14
   Section 2.11      Cancellation.................................... 15
   Section 2.12      Defaulted Interest.............................. 15
   Section 2.13      Home Office Payment Agreements.................. 15

ARTICLE 3            REDEMPTION...................................... 16

   Section 3.1       Notices to Trustee.............................. 16
   Section 3.2       Selection of Securities to Be
                              Redeemed............................... 16
   Section 3.3       Notice of Redemption............................ 17
   Section 3.4       Effect of Notice of Redemption.................. 17
   Section 3.5       Deposit of Redemption Price..................... 17
   Section 3.6       Securities Redeemed in Part..................... 18

ARTICLE 4            COVENANTS....................................... 18

   Section 4.1       Payment of Securities........................... 18
   Section 4.2       SEC Reports, Financial Reports.................. 18
   Section 4.3       Compliance Certificate.......................... 19
   Section 4.4       Corporate Existence............................. 20
   Section 4.5       Taxes and Assessments........................... 20
   Section 4.6       Liens........................................... 21
   Section 4.7       Indebtedness.................................... 21
   Section 4.8       Investments..................................... 21
   Section 4.9       Payments........................................ 21
   Section 4.10      Disposition of Assets........................... 22
   Section 4.11      Affiliate Transactions.......................... 22
   Section 4.12      Maintenance of Properties....................... 22
   Section 4.13      Stay, Extension and Usury Laws.................. 23

ARTICLE 5            SUCCESSORS...................................... 23

   Section 5.1       When Company or Its
                              Subsidiaries May Merge etc............. 23
   Section 5.2       Successor Corporation Substituted............... 24


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ARTICLE 6            DEFAULTS AND REMEDIES........................... 24

   Section 6.1       Events of Default............................... 24
   Section 6.2       Acceleration.................................... 26
   Section 6.3       Other Remedies.................................. 26
   Section 6.4       Waiver of Past Defaults......................... 26
   Section 6.5       Control by Majority............................. 27
   Section 6.6       Limitation on Suits............................. 27
   Section 6.7       Rights of Holders to Receive Payment............ 27
   Section 6.8       Collection Suit by Trustee...................... 28
   Section 6.9       Trustee May File Proofs of Claim................ 28
   Section 6.10      Priorities...................................... 28
   Section 6.11      Undertaking for Costs........................... 29

ARTICLE 7            TRUSTEE......................................... 29

   Section 7.1       Duties of Trustee............................... 29
   Section 7.2       Rights of Trustee............................... 30
   Section 7.3       Individual Rights of Trustee.................... 31
   Section 7.4       Trustee's Disclaimer............................ 31
   Section 7.5       Notice of Defaults.............................. 31
   Section 7.6       Reports by Trustee to Holders................... 32
   Section 7.7       Compensation and Indemnity...................... 32
   Section 7.8       Replacement of Trustee.......................... 33
   Section 7.9       Successor Trustee by Merger etc................. 34
   Section 7.10      Eligibility; Disqualification................... 34
   Section 7.11      Preferential Collection of Claims
                              Against Company........................ 34

ARTICLE 8            DISCHARGE OF INDENTURE.......................... 35

   Section 8.1       Termination of Company's Obligations............ 35
   Section 8.2       Application of Trust Money...................... 36
   Section 8.3       Repayment to Company............................ 36
   Section 8.4       Reinstatement................................... 36

ARTICLE 9            AMENDMENTS...................................... 37

   Section 9.1       Without Consent of Holders...................... 37
   Section 9.2       With Consent of Holders......................... 37
   Section 9.3       Compliance with Trust Indenture Act............. 38
   Section 9.4       Revocation and Effect of Consents............... 38
   Section 9.5       Notation on or Exchange of
                              Securities............................. 39
   Section 9.6       Trustee Protected............................... 39

ARTICLE 10           SUBORDINATION................................... 39

   Section 10.1      Securities Subordinated to Senior
                              Indebtedness........................... 39
   Section 10.2      Liquidation; Dissolution; Bankruptcy............ 40
   Section 10.3      Default on Senior Indebtedness.................. 42
   Section 10.4      When Distribution Must Be Paid Over............. 42


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   Section 10.5      Notice by Company............................... 43
   Section 10.6      Subrogation..................................... 43
   Section 10.7      Relative Rights................................. 43
   Section 10.8      Subordination May Not Be Impaired by
                     Company......................................... 44
   Section 10.9      Distribution or Notice to
                              Representatives........................ 44
   Section 10.10     Rights of Trustee and Paying Agent.............. 44
   Section 10.11     Trustee Entitled to Assume Payments
                              Not Prohibited in Absence of Notice.... 45
   Section 10.12     Application by Trustee of Monies
                              Deposited With It...................... 45
   Section 10.13     Trustee's Compensation Not
                              Prejudiced............................. 46
   Section 10.14     Officer's Certificate........................... 46
   Section 10.15     Certain Payments................................ 46
   Section 10.16     Names of Representatives........................ 46
   Section 10.17     Article 10 Not To Prevent Events of
                              Default or Limit Right To
                              Accelerate............................. 46
   Section 10.18     Reliance by Holders of Senior
                              Indebtedness on Subordination
                              Provisions............................. 47
   Section 10.19     Proof of Claim.................................. 47
   Section 10.20     No Fiduciaries Duty to Holders
                              of Senior Indebtedness................. 47

ARTICLE 11           MISCELLANEOUS................................... 48

   Section 11.1      Trust Indenture Act Controls.................... 48
   Section 11.2      Notices......................................... 48
   Section 11.3      Communication by Holders with Other
                              Holders................................ 48
   Section 11.4      Certificate and Opinion as to
                              Conditions Precedent................... 49
   Section 11.5      Statements Required in Certificate
                              or Opinion............................. 49
   Section 11.6      Rules by Trustee and Agents..................... 49
   Section 11.7      Legal Holidays.................................. 50
   Section 11.8      Counterparts.................................... 50
   Section 11.9      Variable Provisions............................. 50
   Section 11.10     Governing Law................................... 51
   Section 11.11     No Adverse Interpretation of
                              Other Agreements....................... 51
   Section 11.12     Successors...................................... 51
   Section 11.13     Severability.................................... 51
   Section 11.14     Qualification of Indenture...................... 51
   Section 11.15     Table of Contents, Headings, etc................ 51


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ARTICLE 12           CONVERSION ..................................... 52

Section 12.1         Conversion of the Note. ........................ 52
Section 12.2         Reservation.  .................................. 56
Section 12.3         Delivery of Shares and/or New Note. ............ 56


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     INDENTURE dated as of July 15, 1996 among NAI TECHNOLOGIES, INC., a New
York corporation (the "Company"), and FIRST TRUST NATIONAL ASSOCIATION, a national association, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Company's 12% Convertible Subordinated Promissory Notes due January 15, 2001 (the "Securities"):


                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

     Section 1.1 Definitions.

     "Affiliate," with respect to any Person, means the following: (i) any other Person that at such time directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with such first Person or (ii) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% of more of any class of voting or equity interests. As used in such definition, "controls", "controlled by" and "under common control", as used with respect to an Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Agent" means any Registrar, Paying Agent or co- registrar.

     "Bank Credit Agreement" has the meaning set forth in Section 10.1 hereof.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

     "Capital Stock" means with respect to any Person any and all shares, interests, warrants, rights, options, participations or other equivalents (however designated) of, in or to corporate stock, including of, in or to common stock and preferred stock (whether or not included in shareholders' equity).

     "Change in Control" any of the following events or circumstances: (i) individuals who, at the beginning of any



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period of twenty-four (24) consecutive months, constitute the Company's board of directors (together with any new director whose election by the Company's board of directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death or disability) to constitute a majority of the Company's board of directors then in office; (ii) any person or related persons constituting a group (as such terms are used the Exchange Act) become the "beneficial owners" (as such term is used under the Exchange Act), directly or indirectly of more than fifty percent (50%) of the total voting power of all classes then outstanding of the Company's voting stock; or (iii) the acquisition after the date hereof by any person or related persons constituting a group of the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company; or (iv) the acquisition after the date hereof by any person or related persons constituting a group of all or substantially all of the properties and assets of the Company and its Subsidiaries, on a consolidated basis; provided, however, that no Change in Control shall be deemed to have occurred in connection with, or pursuant to, the initial issuance and sale of the Notes.

     "Closing Price" the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or if not listed or traded on any such exchange or system, the average of the bid and asked price per share on Nasdaq or, if such quotations are not available, the fair market value per share of Common Stock as reasonably determined by the Board of Directors of the Company.

     "Common Stock" shall mean the common stock, par value $.10 per share, of the Company.

     "Company" means the Person named as such above until a successor replaces it in accordance with Article 5, and thereafter means the successor.

     "Consolidated Net Income" means the net income (or deficit) of the Company and its Subsidiaries for any period (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in


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accordance with GAAP on a consolidated basis, after eliminating all intercompany items and after deducting portions of income properly attributable to outside minority interests, if any, in any Subsidiaries; provided, however, that there shall be excluded (a) any income or deficit of any other Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Company or another Subsidiary of the Company, (b) the income (or deficit) of any other Person (other than a Subsidiary of the Company) in which the Company or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar distributions, (c) any deferred credit or amortization thereof from the acquisition of any properties of assets of any other Person,
(d) any aggregate net income (but not any aggregate net loss) during such period arising from the sale, exchange or other distribution of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities),
(e) any income resulting from the write-up of assets after the date hereof, (f) any gains properly classified as extraordinary in accordance with GAAP, (g) proceeds of life insurance policies to the extent such proceeds exceed premiums paid to maintain such life insurance policies, (h) any income of a Subsidiary which is unavailable for the payment of dividends, and (i) any gain arising from the acquisition of securities, or the extinguishment of any indebtedness of the Company or any of its Subsidiaries or the termination of an employee benefit plan.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Documents" means the Indenture, the Securities and all security agreements, mortgages, deeds of trust, financing statements, lease assignments, guaranties and other agreements and instruments, together with any assignments, endorsements of, exhibits, schedules or other attachments to all of the foregoing, delivered in connection with the transactions contemplated hereby or thereby, all as amended, supplemented or otherwise modified from time to time.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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     "GAAP" means United States generally accepted accounting principles, consistently applied.

     "Governmental Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof.

     "Holder" or "Securityholder" means a Person in whose name a Security is registered from time to time.

     "Indebtedness" means at any time and with any respect to any Person, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business, provided that the same shall not be overdue (i.e., the earlier of ninety (90) days from the invoice date or the date the obligee commences an action to recover such amounts), or if overdue, are being contested in good faith and by appropriate proceedings), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (vii) all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person including without limitation through any agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii) all Indebtedness

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referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Investments" means any direct or indirect purchase or other acquisition by a Person of, or a beneficial interest in, Capital Stock or other securities of any other Person other than a Person that prior to the relevant time was a subsidiary of that Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person including all Indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business and any agreement to purchase, sell or lease assets, products, supplies, materials, transportation or services, or to advance funds and/or guaranty such, for the purpose of giving financial assurance to any creditors of any Person, or grant any lien on property of such Person to secure any obligations of another Person.

     "Lien" any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

     "Officer's Certificate" means a certificate signed by any duly authorized officer, who must be the Chairman of the Board, the President, the Chief Executive Officer, the Executive Vice President, the Chief Financial Officer, the Treasurer or a Vice President of the Company or a Subsidiary thereof, as the context may indicate.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "1996 EBITDA" means Consolidated Net Income for the fiscal year ended December 31, 1996, plus, to the extent deducted in determining such Consolidated Net Income and without duplication, (j) the sum for such period, of (a) the aggregate amount of all interest (including capitalized interest) accrued or to accrue (whether or not actually paid) during such period in respect of any Indebtedness of

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the Company and its Subsidiaries, (b) any amortized discount in respect of any such Indebtedness issued at discount, and (c) any fees or commissions payable in connection with any letters of credit; (k) current and deferred taxes on income and profit; (l) depreciation; and (m) amortization.

     "Notes" means the 12% Convertible Subordinated Promissory Notes due January 15, 2001.

     "Permitted Investments" means any of the following:

     (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (of by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within twelve months from the date of acquisition thereof;

     (ii) without limiting the provisions of clause (iv) below, investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Corporation (or a similar rating by any similar organization which rates commercial papers);

     (iii) investments in certificates of deposits or banker's acceptances and time deposits maturing within twelve months from the date of acquisition thereof issued or guaranteed by or placed with (a) any domestic office of the bank with whom the Company maintains its cash management system or (b) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $100,000,000 and is the principal banking subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A" or the equivalent thereof from the Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;

     (iv) investments in commercial paper maturing within six months from the date of acquisition and issued by the holding company of any commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least "A" or the equivalent thereof from the Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc. (or

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has a similar rating by any similar organization that rates commercial paper);
or

     (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (vi) above.

     "Permitted Lien" means (i) Liens in existence on the date hereof; (ii) Liens created for the benefit of the holders of Senior Indebtedness; (iii) Liens imposed by law for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due, which are not overdue by more than sixty (60) days or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (v) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (vi) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which in the aggregate are not substantial in amount, and which do not interfere materially with the ordinary conduct of the business of the Company and which do not materially detract from the property to which they attach or materially impair the use thereof to the Company; (vii) Liens covering real property or personal property in existence at the time of acquisition thereof by the Company and purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure the purchase price of such property or to secure indebtedness permitted by Section 9(g) of the Notes solely for the purpose of financing the acquisition of such property and no such Lien covers, or is extended to cover, any other property owned by the Company; and
(viii) extensions, renewals or replacements of any Lien referred to in clauses
(i) through (vii) above.


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     "Person" and "person" any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Representative" means the indenture trustee or other trustee, agent or representative, if any, for an issue of Senior Indebtedness.

     "Restricted Securities" means Securities which were acquired by the Holder thereof other than pursuant to an effective registration statement under the Securities Act of 1933, as amended, or acquired in a public transaction that complies with Rules 144 or 144A (or any successor rules) under such Act, whether or not the exemption provided by paragraph (k) of Rule 144 (or any comparable exemption) is available.

     "SEC" means the Securities and Exchange Commission, or any successor Governmental Authority.

     "Securities" means the securities issued under this Indenture.

     "Senior Indebtedness" has the meaning set forth in Section 10.1 hereof.

     "Securities" means the 12% Convertible Subordinated Promissory Notes due February 15, 2001, being issued and sold pursuant to the Confidential Private Placement Memorandum and this Indenture.

     "Subsidiaries" with respect to any Person, any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 9.3.

     "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.


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     "Trust Officer" means the any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     Section 1.2 Other Definitions.

                                                             Defined in
            Terms                                             Section
            -----                                             -------
     "Event of Default"                                         6.1
     "Legal Holiday"                                           11.7
     "Officer"                                                 11.9
     "Paying Agent"                                             2.3
     "Registrar"                                                2.3
     "U.S. Government Obligations"                              8.1

     Section 1.3 Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities;

     "indenture security holder" means a Securityholder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee;

     "obligor" on the Securities means the Company and any other obligor upon the Securities.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

     Section 1.4 Rules of Construction.

     Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;


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          (3) "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular; and

          (5) provisions apply to successive events and transactions.


                                    ARTICLE 2
                                 THE SECURITIES

     Section 2.1 Form and Dating.

     The Securities shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. After the Securities have ceased to be Restricted Securities, the Company shall deliver to the Trustee a printed form of Security.

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture, and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Section 2.2 Execution and Authentication.

     One Officer, duly authorized, shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

     If an officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $6,342,000 upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed $6,342,000, except as provided in Section 2.7.


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     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

     Section 2.3 Registrar and Paying Agent.

     The Company shall maintain in the county where the principal corporate office of the Trustee is located and in such other locations it shall determine
(i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Securities may be presented for payment ("Paying Agent"); provided, however, that neither the Company nor any of its Affiliates may service as Paying Agent or Registrar. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company shall appoint one or more co-registrars and one or more paying agents. The term "Paying Agent" includes any paying agent. Subject to the foregoing provisions, the Company may change any Paying Agent, Registrar or co-registrar upon notice to the Trustee. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such.

     The Company shall, if the Securities are listed on the New York Stock Exchange, designate as authenticating agent, co-registrar and Paying Agent with respect to the Securities a bank or trust company in good standing, organized under the laws of the United States of America or any State, doing business in or having a correspondent relationship with a bank or trust company doing business in the Borough of Manhattan, City of New York, State of New York, and having a capital and surplus (including subordinated capital notes and earned surplus) aggregating at least $100,000,000. Whenever, pursuant to this Indenture, the Trustee is obligated, empowered or authorized to perform any act with respect to the authentication and issuance of the Securities, or their transfer, other than the authentication and issuance of Securities upon original issue or in cases of Securities mutilated, destroyed, lost or stolen, such act may be performed by the authenticating agent and co-registrar, notwithstanding anything in this Indenture to the contrary. Whenever, pursuant to this Indenture, the Trustee is obligated, empowered or authorized to perform any act with respect to payment of the principal of (and premium, if any) or interest on the Securities, such acts may be performed by the Paying Agent, notwithstanding anything in this Indenture to the contrary.

     The Company covenants that whenever necessary to avoid or fill a vacancy in the office of authenticating agent, co-registrar and Paying Agent, the Company will appoint a successor authenticating agent, co-registrar and Paying Agent so that there shall, at all times that the Securities are listed for trading on the New York Stock Exchange, be one or more offices or agencies in the Borough of Manhattan, City of New York, State of New York, acceptable to the New York Stock Exchange, where securities may be presented or surrendered for payment and where Securities may be surrendered for registration of transfer or exchange.

     In case, at the time of the appointment of a successor to the authenticating agent, any of the Securities shall have been authenticated but not delivered, any such successor may adopt the certificate of authentication of the original authenticating agent or of any successor to it as authenticating agent hereunder, and deliver such Securities so authenticated; and in case at any time any of the Securities shall not have been authenticated, any successor to the authenticating agent by merger or consolidation may authenticate such securities either in the name of its predecessor hereunder or in the name of the successor authenticating agent; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of authentication shall have.

     Section 2.4 Paying Agent to Hold Money in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money received by the Paying Agent for the payment of principal or interest or other amounts owed on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities or any other Person), and will notify the Trustee of any default by the Company (or any other obligor on the Securities or any other Person) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. The Trustee shall not be responsible for paying interest while holding any money in trust, unless otherwise previously agreed to in writing. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

     Section 2.5 Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company and any other obligor shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing, but in any event at least semi-annually, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6 Transfer and Exchange.

     (a) Where Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall, register the transfer or make the exchange if its requirements for such transactions are met (including, if required by the Company for transfers with respect to which no registration statement has been declared effective, an opinion of counsel to the Holder requesting transfer that an exemption from registration under the Securities Act of 1933, as amended, is available for such transfer). To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be required of the Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.6 or 9.5).

     (b) The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under
Section 3.2 and ending at the close of business on the day of selection or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Section 2.7 Replacement Securities.

     If the Holder of a Security claims that the Security has been lost, damaged, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security. The Company is not required to provide a replacement Security that is called for redemption in accordance with its terms.

     Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

     Section 2.8 Outstanding Securities.

     The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

     If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.1, they cease to be outstanding and interest on them ceases to accrue.

     Subject to Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     Section 2.9 Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any of its Subsidiaries or any other obligor on the Securities or an Affiliate of the Company, any of its Subsidiaries or any other obligor on the Securities shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

     Section 2.10 Temporary Securities.

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities without charge to the Securityholders. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive securities in exchange for temporary Securities without charge to the Securityholders.

     Section 2.11 Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of canceled Securities as the Company directs. The Company may not issue new securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

     Section 2.12 Defaulted Interest.

     If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest, if any, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the Persons who are Securityholders on a subsequent special record date. The Company shall fix any such record date and payment date. At least 15 days before any such record date, the Company shall mail to Securityholders a notice that states the record date, payment date and amount of such interest to be paid.

     Section 2.13 Home Office Payment Agreements.

     Notwithstanding any provisions of this Indenture and of the Securities to the contrary, payments of interest on, and all or any portion of the principal of, any Security, other than the final payment of principal on a Security, shall be made by the Paying Agent directly to the Holder of such Security or their designee without surrender or presentation thereof to the Paying Agent, if the Company has so agreed with such Holder and has filed with the Trustee a copy of an agreement between the Company and such Holder (or the Person for whom such Holder is a nominee) providing that (i) such payment will be so made and (ii) such Holder (or the Person for whom such Holder is a nominee) will, before selling, transferring or otherwise disposing of any such Security, make a notation thereon, or submit the same to the Trustee for notation thereon, of the date to which interest has been paid with respect thereof and, in the event redemptions previously have been made thereof, surrender the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Company will indemnify and save the Trustee and Paying Agent harmless against any liability resulting from any act or omission to act on the part of the Company in connection with any such agreement or which the Paying Agent may incur as a result of making any payment in accordance with any such agreement.


                                    ARTICLE 3
                                   REDEMPTION

     Section 3.1 Notices to Trustee.

     If the Company elects to redeem the Securities pursuant to the optional redemption provisions of Paragraph 1(d) of the Securities, or is required to redeem Securities pursuant to the mandatory redemption provisions of Paragraph 1(f) of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of the Securities to be redeemed.

     The Company shall give each notice provided for in this Section not more than 60 days and not less than 30 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee); provided, however, that the Trustee shall have no liability to any Holder if it deems such shorter notice period satisfactory to it.

     Section 3.2 Selection of Securities to Be Redeemed.

     If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on a substantially pro rata basis in multiples of $1,000 among the Holders of Securities. The amount of remaining Securities shall be calculated as the aggregate principal amount of Securities originally issued hereunder less the aggregate principal amount of any Securities previously redeemed. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from outstanding Securities not previously called for redemption.

     The Trustee shall promptly notify the Company of the Securities or portions of Securities to be called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

     Section 3.3 Notice of Redemption.

     At least 30 days but not more than 60 days before a redemption date, the Company shall mail by first class mail, postage prepaid a notice of redemption to each Holder whose Securities are to be redeemed.

     The notice shall identify the Securities to be redeemed and shall state:

     (1) the redemption date;

     (2) the redemption price;

     (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

     (4) the name and address of the Paying Agent;

     (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

     (7) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed.

     At the Company's written request which shall include an Officer's Certificate setting forth the information to be stated in such notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     Section 3.4 Effect of Notice of Redemption.

     Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

     Section 3.5 Deposit of Redemption Price.

     On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required to pay the redemption price of all Securities to be redeemed.

     Section 3.6 Securities Redeemed in Part.

     Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                    ARTICLE 4
                                    COVENANTS

     Section 4.1 Payment of Securities.

     The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a Subsidiary or an Affiliate) holds on that date money designated for and sufficient to pay all principal and interest and any other amounts then due.

     To the extent lawful, the Company shall pay interest on (i) overdue principal and (ii) installments of interest overdue, at the rates provided in the Securities. The obligation of the Company described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation.

     Section 4.2 SEC Reports, Financial Reports.

     So long as the Securities shall remain outstanding and the Company is subject to the filing requirements of Section 13(a), 13(c) or 15(d) of the Exchange Act, the Company shall transmit or cause to be transmitted to the Trustee and the Holders, promptly after the same are sent or become publicly available, copies of any and all financial statements and reports which are made available to its shareholders and all periodic and other reports, proxy statements, registration statements and other materials filed by it with the SEC, or any other governmental authority succeeding to any or all of the functions of said commission, or any national securities exchange or stock market, as the case may be.

     If the Company is not subject to filing requirements, the Company shall transmit or cause to be transmitted to the Trustee and the Holders annual and quarterly reports containing audited annual financial statements and related notes thereto and unaudited quarterly financial statements, respectively.

     Subsequent to the qualification of the Indenture under the TIA, the Company also shall comply with the provisions of TIA ss. 314(a). The Company shall timely comply with its reporting and filing obligations under applicable federal securities law.

     The foregoing requirements do not replace or supersede and are in addition to the requirements set forth in the Securities and in any of the Documents.

     Notwithstanding anything to the contrary herein, the Trustee will have no duty to review such documents for purposes of determining compliance with any provision of this Indenture.

     Section 4.3 Compliance Certificate.

     (a) The Company shall deliver to the Trustee and Holders of at least $1,000,000 in aggregate principal amount of Securities, within ninety (90) days after the end of each fiscal year and within forty-five (45) days after the end of each fiscal quarter, an Officer's Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal period has been made under the supervision of the signing officer with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and the Documents, as applicable, and further stating (including all relevant calculations in reasonable detail), as to such officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and the Documents, as applicable, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or thereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited, or if such event has occurred, a description of the event.

     (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants or to a written policy adopted by the independent, public accountants of the Company and its Subsidiaries which has been previously applied (a copy of which shall be delivered to the Trustee), the annual financial statements delivered pursuant to Section 4.2 shall be accompanied by a written statement of the independent public accountants of the Company that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of Article 4 or 5 of this Indenture or any of the Documents pursuant to engagement instructions directing such determination of compliance, or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

     (c) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee and the Securityholders, within two days of becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or any Document or
(11) any default under the Credit Agreement or (iii) any event of default under any other mortgage, indenture, instrument or agreement as that term is used in
Section 6.1, an Officer's Certificate specifying such Default, Event of Default, default, or event of default.

     Section 4.4 Corporate Existence.

     The Company shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply in all material respects with all laws and regulations applicable to it.

     Section 4.5 Taxes and Assessments.

     The Company shall, and shall cause its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default (which, for purposes of this Note, shall mean the earlier of ninety (90) days from its due date or invoice date, as the case may be, or the date upon which such obligee commences an action or proceeding to recover such amount), provided, however, that the Company shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if the Company shall have set aside on its books adequate reserves therefor).

     Section 4.6 Liens.

     The Company shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or suffer to exist any Lien on any property or assets, income or profits of the Company, now owned or hereafter acquired, other than Permitted Liens.

     Section 4.7 Indebtedness.

     The Company shall not, and shall not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except for
(i) Senior Indebtedness; (ii) Indebtedness under this Note and the other Notes in an aggregate principal amount not to exceed $9,500,000; (iii) Indebtedness between Subsidiaries and between any Subsidiary and the Company; (iv) Indebtedness existing on the date hereof; (v) Indebtedness of Lynwood Scientific Developments Limited, a corporation organized under the laws of the United Kingdom, to Midland Bank plc. in an aggregate amount not to exceed $2,000,000 or the U.S. dollar equivalent in English pounds; (vi) Indebtedness of Codar Technology, Inc., a Colorado corporation, to MetLife Capital Corp. and Colorado National Leasing, Inc. in an aggregate amount not to exceed $1,200,000; and
(vii) all extensions, renewals and refundings of any of the foregoing.

     Section 4.8 Investments.

     The Company shall not, and shall not permit any of its Subsidiaries to, purchase, hold or acquire any capital stock, evidence of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment (by way of transfers of property, contributions to capital, acquisitions of businesses or acquisitions of assets other than in the ordinary course of business, or otherwise) or any other interest in, any other Person, except for Permitted Investments.

     Section 4.9 Payments.

     The Company shall not, and shall not permit any of its Subsidiaries to, declare or pay, directly or indirectly, any dividends or make any other distribution or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock) now or hereafter outstanding, or purchase, redeem, retire or otherwise acquire for value any shares of its capital stock or warrants or options therefor now or hereafter outstanding, or set apart any sum for the aforesaid purposes, in any fiscal year, provided that the Company may declare stock splits and pay dividends payable solely in shares of any class of its capital stock and the Subsidiaries may make cash distributions or payments to the Company.

     Section 4.10 Disposition of Assets.

     The Company shall not, and shall not permit any of its Subsidiaries to, sell or otherwise dispose of any assets, including the capital stock of any of its Subsidiaries, except for (i) sales of inventory, fixtures and equipment in the ordinary course of business, (ii) sales of assets having a book value not exceeding $100,000 in the aggregate, and (iii) the sale of certain vacant property owned by the Company located in Hauppauge, New York.

     Section 4.11 Affiliate Transactions.

     Subsequent to the date hereof, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, but not limited to, the purchase, sale or exchange of property, the making of any investment, the giving of any guarantee or the rendering of any service) with any Affiliate of the Company (other than transactions among the Company and any wholly-owned Subsidiary) unless (i) such transaction or series of related transactions is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, and (ii) such transaction or series of related transactions is approved by a majority of the Board of Directors of the Company (including a majority of the disinterested directors), which approval is set forth in a board resolution of the Company certifying that such transaction or series of transactions complies with the immediately preceding clause (i).

     Section 4.12 Maintenance of Properties.

     The Company shall, and shall cause each of its Subsidiaries to, keep all properties useful in the business of the Company in good working order and condition except to the extent that discontinuing the operation or maintenance of any such properties is, in the judgment of the Company, desirable in the conduct of its business.

Section 4.13 Stay, Extension and Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any other Document; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     Section 4.14 Merger, Consolidation, etc.

     Neither the Company nor any Subsidiary shall consolidate or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, any other Person unless (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor"), shall have executed and delivered to Holder its assumption of the due and punctual performance of all the obligations under this Note, (ii) such Successor shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (iii) no event referred to in Section 8 shall have occurred and be continuing.


                              ARTICLE 5 SUCCESSORS

     Section 5.1 When Company or Its Subsidiaries May Merge etc.

     (a) Neither the Company nor any Subsidiary shall consolidate or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, any other Person unless (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor"), shall expressly assume by a supplemental indenture the due and punctual performance of all the obligations under the Securities, (ii) such Successor shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (iii) no Event of Default (and no event that, after notice or lapse of time, or both, would become an Event of Default) shall have occurred and be continuing.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officer's Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

     (b) Notwithstanding any of the provisions contained in this Article 5, any Subsidiary of the Company may consolidate or merge with or into, or sell, convey, assign, transfer or otherwise dispose of all or substantially all of its assets to, the Company, or any other Subsidiary of the Company so long as the Company or a Subsidiary of the Company shall be the continuing corporation.

     Section 5.2 Successor Corporation Substituted.

     Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of assets in accordance with Section 5.1, the successor corporation, formed by such consolidation or into or with which the Company or any Subsidiary is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Documents with the same effect as if such successor Person had been named as the Company herein or therein; provided, however, that the predecessor Company, in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities or the obligations under any of the Documents


                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

     Section 6.1 Events of Default.

     An "Event of Default" occurs if:

          (i) the Company defaults in the payment of any installment of interest required to be made on this Note and such default shall continue for a period of ten (10) days;

          (ii) the Company defaults in making any payment of principal on this Note required to be made on this Note;

          (iii) any obligation of the Company or any Subsidiary for the payment of borrowed money in excess of $500,000 becomes or is declared to be due and payable prior to its expressed maturity, unless the validity of any such indebtedness or obligation is being contested in good faith by appropriate proceedings;

          (iv) any warrant of attachment, execution or other writ is levied upon any property or assets of the Company or any Subsidiary in excess of $500,000 and is not discharged or stayed (including stays resulting from the filing of an appeal) within thirty (30) days;

          (v) all or any substantial part of the assets or properties of the Company or any Subsidiary are condemned, seized or appropriated by any government or governmental authority; or any order is entered in any proceeding directing the winding-up, dissolution or split-up of the Company;

          (vi) the Company or any Subsidiary hereafter makes an assignment for the benefit of creditors, or files a petition in bankruptcy as to itself, is adjudicated insolvent or bankrupt, petitions any receiver of or any trustee for the Company or any substantial part of the property of the Company under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether or not hereafter in effect; or if there is hereafter commenced against the Company any such proceeding and an order approving the petition is entered or such proceeding remains undismissed for a period of sixty
     (60) days, or the Company by any act or omission to act indicates its consent to or approval of or acquiescence in any such proceeding or the appointment of any receiver of, or trustee for, the Company or any substantial part of its properties, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days; or

          (vii) the Company defaults in the due observance or performance, in any material respect, of any covenant, condition or agreement to be observed or performed pursuant to the terms of this Note (other than a default which is specifically provided for in this Section 6) and such default continues unremedied for more than thirty (30) days after notice thereof to the Company.

     Section 6.2 Acceleration.

     If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company, and the Trustee, may declare the unpaid principal of and any accrued interest on all the Securities to be due and payable. Upon such declaration, the principal and interest shall be due and payable immediately. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

     Section 6.3 Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or the Documents.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     Section 6.4 Waiver of Past Defaults.

     The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security.

     Section 6.5 Control by Majority.

     The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.

     Section 6.6 Limitation on Suits.

     A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

     Section 6.7 Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     Section 6.8 Collection Suit by Trustee.

     If an Event of Default specified in Section 6.1(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9 Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company or any other obligor or their respective creditors or property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     Section 6.10 Priorities.

     If the Trustee collects any money pursuant to this Article or by exercise of its remedies under the Documents, it shall pay out the money in the following order:

     First:  to the Trustee for amounts due under Section 7.7 hereof;

     Second: to holders of Senior Indebtedness to the extent permitted under
             Article 10 hereof;

     Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest and premium, if any, ratably, first to interest, then principal and then premium, according to the amounts due and payable on the Securities for principal and interest and premium, if any, respectively; and

     Fourth: to Securityholders for other amounts due under the Indenture, the Securities and the other Documents; and

     Fifth: to the Company or any other obligors on the Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

     The Trustee may fix a record date and payment date for any payment to Securityholders.

     Section 6.11 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                    ARTICLE 7
                                     TRUSTEE

     Section 7.1 Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of paragraph (b) of this Section.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

     (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article 4. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(a), 6.1(b) and 4.1 or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

     Section 7.2 Rights of Trustee.

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or opinion of Counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with an attorney and shall not be liable for any action it takes or omits to take in reliance on such attorney's advice.

     Section 7.3 Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

     Section 7.4 Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or any other Document, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any other Document or any statement in any Security other than its authentication.

     Section 7.5 Notice of Defaults.

     If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 15 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security (including any failure to make any mandatory redemption payment required hereunder), the Trustee may withhold the notice if and so long as a committee of its Trust officers in good faith determines that withholding the notice is in the interests of Securityholders.

     Section 7.6 Reports by Trustee to Holders.

     Within 60 days after the reporting date stated in Section 11.9, the Trustee shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(1) and TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

     Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

     Section 7.7 Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(vi) or (vii) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.8 Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10;

               (2) the Trustee is adjudged as bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (3) a custodian or public officer takes charge of the Trustee or its property; or

               (4) the Trustee becomes incapable of acting or is not performing to the satisfaction of Holders of a majority in aggregate principal amount of the then outstanding Securities.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and any other obligor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

     Section 7.9 Successor Trustee by Merger etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     Section 7.10 Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section 11.9. The Trustee is subject to TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9)

     Section 7.11 Preferential Collection of Claims Against Company.

     The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed ln TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                    ARTICLE 8
                             DISCHARGE OF INDENTURE

     Section 8.1 Termination of Company's Obligations.

     This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.7 and the Company's and the Trustee's obligations under Section 8.3 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation, and the Company has paid all sums payable hereunder and under the other Documents. In addition, on or after February 23, 1999, the Company may terminate all of their respective obligations under this Indenture (except the Company's obligations under Sections 7.7 and 8.3) if:

          (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest and premium, if any, on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; and

          (2) the Company shall have delivered to the Trustee an opinion of Counsel satisfactory to the Trustee that the Holders of the Securities should not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.1 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 7.7, 8.3 and 8.4 shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7 and 8.3 shall survive.

     After a deposit made pursuant to this Section 8.1, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     "U.S. Government Obligations" means direct obligations of the United States of America, or obligations unconditionally guaranteed by the United States of America, for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

     Section 8.2 Application of Trust Money.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

     Section 8.3 Repayment to Company.

     The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Securityholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

     Section 8.4 Reinstatement.

     If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of the then outstanding Securities so request by written notice to the Trustee, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2.


                                    ARTICLE 9
                                   AMENDMENTS

     Section 9.1 Without Consent of Holders.

     The Company and the Trustee may amend this Indenture, the Securities or the other Documents without the consent of any Securityholder:

          (1) to comply with Section 5.1;

          (2) to comply with any requirements of the SEC in connection with the qualification or requalification of this Indenture under the TIA;

          (3) to cure an ambiguity; or

          (4) to provide for uncertificated Securities in addition to certificated Securities.

     Within five (5) days after an amendment under this Section becomes effective, the Company shall mail to Securityholders and the Trustee a notice briefly describing the amendment.

     Section 9.2 With Consent of Holders.

     Subject to Section 6.7, the Company and the Trustee may amend this Indenture, the Securities or any other Document with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 6.4 and 6.7, the Holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities or any other Document.

     However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

          (2) reduce the rate of or change the time for payment of interest on any Security;

          (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

          (4) make any Security payable in money other than that stated in the Security;

          (5) make any change in Section 6.4, 6.7 or 9.2 (this sentence); or

          (6) waive a default in the payment of the principal of, or interest or premium on, any Security.

     To secure a consent of the Holders under this Section it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     Within five (5) days after an amendment or waiver under this Section becomes effective, the Company shall mail to Securityholders and the Trustee a notice briefly describing the amendment or waiver.

     Section 9.3 Compliance with Trust Indenture Act.

     From the date on which this Indenture is qualified under the TIA, every amendment, waiver or supplement under this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4 Revocation and Effect of Consents.

     Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same Indebtedness as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives notice of revocation before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver (or before such later date as may be required by law or stock exchange rule).

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (1) through
(6) of Section 9.2. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

     Section 9.5 Notation on or Exchange of Securities.

     The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

     Section 9.6 Trustee Protected.

     The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee may request an opinion of Counsel and an Officer's Certificate stating that such supplemental indenture is permitted hereunder and all conditions precedent have been complied with in the form set forth in Sections 10.4, 10.5,
11.4 and 11.5.


                                   ARTICLE 10
                                  SUBORDINATION

     Section 10.1 Securities Subordinated to Senior Indebtedness.

     The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities, including for all purposes of this
Article 10, all repurchase and redemption obligations with respect to the Securities, is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full of all existing and future Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness, and authorizes and directs the Trustee to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article 10 and appoints the Trustee as attorney-in-fact for any and all such purposes.

     Only Indebtedness of the Company which is Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. For purposes hereof, Senior Indebtedness is defined as:

          (i) the principal of, premium, if any, and any interest (including, without limitation, any interest on interest and post-bankruptcy petition interest) on, all liabilities of the Company (including, without limitation, all liabilities of the Company with respect to any costs and expenses), direct or contingent, joint, several or independent, now or hereafter existing, due or to become due, whether created directly or acquired by assignment or otherwise, under or in respect of that certain Amended and Restated Credit Agreement, dated as of April 12, 1995, among the Company, The Bank of New York, Chemical Bank and the other parties referred to therein (as heretofore and as hereafter amended, modified and supplemented from time to time, the "Bank Credit Agreement") and any of the other Loan Documents (as defined in the Bank Credit Agreement); and

          (ii) all extensions, renewals and refundings of any of the foregoing (provided that the amount of any debt incurred in connection with such extension, renewal or refunding does not exceed the amount of the outstanding obligations of the Company under the Bank Credit Agreement at the time of the extension, renewal or refunding (whether for interest, principal or fees, or expenses incurred by the holders of Senior Indebtedness for the protection of collateral and reasonable costs of collection));

provided, however, that the term "Senior Indebtedness" shall not include any indebtedness expressly subordinated in writing to the Notes or any indebtedness owed to affiliates of the Company. This Article 10 shall remain in full force and effect as long as any Senior Indebtedness is outstanding.

     Section 10.2 Liquidation; Dissolution; Bankruptcy.

     Upon any payment or distribution, whether of cash, securities or other property, to creditors of the Company in a liquidation (total or partial), reorganization or dissolution of the Company, whether voluntary or involuntary, or in a bankruptcy, reorganization, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets or similar proceeding relating to each of the Company or its properties:

          (1) holders of Senior Indebtedness shall be entitled to receive payment in full, in cash or cash equivalents, of such Senior Indebtedness before Holders shall be entitled to receive from the Company any payment of principal of, or interest on, or any other distribution with respect to, the securities; and

          (2) until the Senior Indebtedness is paid in full as provided in clause (1) above, any distribution to which Holders would be entitled from the Company but for this Article 10 shall be made to the holders of Senior Indebtedness as their interests may appear;

in each case except that Holders may receive shares of stock and debt securities that are subordinated to Senior Indebtedness to at least the same extent and pursuant to the same or more stringent terms as are the Securities.

          Upon any distribution of assets of the Company referred to in this
     Section 10.2, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such bankruptcy, reorganization, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets or similar proceedings are pending, or a certificate of the liquidating trustee or agent or other such person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 10.2. The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness or a Representative, as the case may be, to establish that such notice has been given by a holder of Senior Indebtedness or a Representative, as the case may be. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section 10.2, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such person, as to the extent to which such person is entitled to participation in such payment or distribution and as to other facts pertinent to the rights of such person under this Section 10.2, and, if such evidence is not furnished, the Trustee may defer any payment to such person (or to the Securityholder) pending judicial determination as to the right of such person to receive such payment.

          Section 10.3 Default on Senior Indebtedness.

          During the continuance of any event of default with respect to Senior Indebtedness pursuant to which the maturity of such Senior Indebtedness may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration), upon the occurrence of receipt by the Trustee of written notice from the Representative with respect to, or the holders of at least a majority in aggregate principal amount of, such Senior Indebtedness then outstanding, no direct or indirect payment may be made by the Company upon or in respect of the Securities for a period (a "Payment Blockage Period") commencing on the earlier of the date of receipt of such notice by the Trustee or the date of such acceleration and ending 120 days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the Trustee from such Representative or such holders). Not more than one Payment Blockage Period in the aggregate may be commenced with respect to the Securities during any period of 360 consecutive days, irrespective of the number of defaults with respect to Senior Indebtedness during such period. In no event will a Payment Blockage Period extend beyond 119 days from the date such payment upon or in respect of the Securities was due; and there must be 180 days in any 360-day period in which no Payment Blockage Period is in effect as to the Company. For all purposes of this Section 10.3, no default or event of default which existed or was continuing on the date of the commencement of the Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by the Representative or requisite holders of such Senior Indebtedness whether or not within a period of 360 consecutive days unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

     Section 10.4 When Distribution Must Be Paid Over.

     In the event that the Company shall make any payment to the Trustee pursuant to the Securities at a time when such payment is prohibited by Section
10.2 or 10.3, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on


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
the basis of the respective amounts of Senior Indebtedness held by them) or their Representatives, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     If a distribution is made to Holders that because of this Article 10 should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

     Section 10.5 Notice by Company.

     The Company shall promptly notify the Trustee and any Paying Agent by an appropriate Officer's Certificate of the Company delivered to a Trust Officer and the Paying Agent of any facts known to the Company that would cause a payment under the Securities of principal of or interest on the Securities to violate this Article 10, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this
Article 10.

     Section 10.6 Subrogation.

     After all Senior Indebtedness is paid in full and all commitments to advance Senior Indebtedness have been terminated, and until the Securities are paid in full pursuant to the Securities and this Indenture or otherwise, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Holders have been applied to payment of Senior Indebtedness. A distribution made under this Article 10 to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and the Holders, a payment by the Company on Senior Indebtedness.

     Section 10.7 Relative Rights.

     This Article 10 defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture (but subject to the provisions of paragraph 5 of the Securities) shall:

          (1) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (2) affect the relative rights of Holders and creditors of the Company other than such creditors as are holders of Senior Indebtedness;

          (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders; or

          (4) create or imply the existence of any commitment on the part of the holders of Senior Indebtedness to extend credit to the Company other than as set forth in the terms governing such Senior Indebtedness.

     Section 10.8 Subordination May Not Be Impaired by Company.

     No right of any present or future holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities and the Guaranties and this Article 10 shall be impaired by any act or failure to act by the Company or anyone in custody of its assets or property or by its failure to comply with this Indenture.

     Section 10.9 Distribution or Notice to Representatives.

     Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives, if any.

     Section 10.10 Rights of Trustee and Paying Agent.

     Notwithstanding Section 10.2 or 10.3, the Trustee or any Paying Agent may continue to make payments of principal of or interest on the Securities unless, in the case of the Trustee, a Trust Officer or, in the case of a Paying Agent other than the Trustee, an officer of such Paying Agent, shall have received, at least three Business Days prior to the date such payments are due and payable, written notice of the occurrence of an event under Section 10.2 or 10.3 and that any payment under the Securities would violate this Article 10. Only the Company or a Representative with respect to or holders of a least a majority in principal amount of an issue of Senior Indebtedness may give such notice. Nothing

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
contained in this Section 10.10 shall limit the right of any holder of Senior Indebtedness to recover payments as contemplated by Section 10.4.

     The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 10 with respect to Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder, except as otherwise provided by the TIA.

     Section 10.11 Trustee Entitled to Assume Payments Not Prohibited in Absence
                   of Notice.

     Notwithstanding any of the provisions of this Article 10 or any other provision of this Indenture, unless a Trust Officer has received a written notice pursuant to Section 10.10, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and in the absence of such written notice the Trustee may make such payment without liability or obligation to the Senior Indebtedness.

     Section 10.12 Application by Trustee of Monies Deposited With It.

     Nothing contained in this Article 10 or elsewhere in this Indenture, or in the Securities, shall (i) affect the obligation of the Company to make, or prevent the Company from making, at any time except as specified in Section 10.2 or 10.3 to the extent provided therein, payments at any time pursuant to the Securities, (ii) prevent the application by the Trustee or any Paying Agent of any monies or the proceeds of any U.S. Government Obligations received from the Company and held by the Trustee or such Paying Agent in trust for the benefit of the Holders of Securities as to which notice of redemption shall have been given, to the payment of or on account of the principal of or interest on the Securities if, at the time such notice was given, a payment by the Company under the Securities would not have been prohibited by the foregoing provisions of this Article 10 or (iii) prevent the application by the Trustee or any Paying Agent of any monies or the proceeds of any U.S. Government Obligations deposited with it by the Company under Article B hereof to the payment of or on account of the principal of or interest on the Securities if, at the time of such deposit, a payment by the

Company under the Securities would not have been prohibited by the foregoing provisions of this Article 10.

     Section 10.13 Trustee's Compensation Not Prejudiced.

     Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee pursuant to Section 7.7.

     Section 10.14 Officer's Certificate.

     If there occurs any event referred to in Section 10.2, the Company, as the case may be, shall promptly give to the Trustee an Officer's Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior Indebtedness and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officer's Certificate is being delivered to the Trustee.

     Section 10.15 Certain Payments.

     Nothing in this Article 10 shall prevent or delay (i) the Company from or in redeeming any Securities pursuant to Sections 4.13 or 4.28 of this Indenture or paragraph 1(d) or (f) of the Securities or (ii) the receipt by the Holders of payments of principal of and interest on the Securities as provided in Section 8.2.

     Section 10.16 Names of Representatives.

     The Company shall from time to time, upon request of the Trustee, provide to the Trustee an Officer's Certificate setting forth the name and address of each Representative of all outstanding Senior Indebtedness.

     Section 10.17 Article 10 Not To Prevent Events of Default or Limit Right To
                   Accelerate.

     The failure to make a payment pursuant to the Securities by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of a Default. Nothing in this Article 10 shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities.

     Section 10.18 Reliance by Holders of Senior Indebtedness on Subordination
                   Provisions.

     Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. No provision in any supplemental indenture which modifies this Article 10 in any manner adverse to the holders of Senior Indebtedness shall be effective against the holders of Senior Indebtedness who have not consented thereto in accordance with the provisions of the documents governing such Senior Indebtedness.

     Section 10.19 Proof of Claim.

     In the event that the Company is subject to any proceeding under any Bankruptcy Law and the Holders and the Trustee fail to file any proof of claim permitted to be filed in such proceeding with respect to the Securities, then any Representative of Senior Indebtedness may file such proof of claim no earlier than the later of (i) the expiration of 15 days after such Representative notifies the Trustee of its intention to do so and (ii) 30 days preceding the last day permitted to file such claim.

     Section 10.20 No Fiduciaries Duty to Holders of Senior Indebtedness.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and, subject to the provisions of Article 7, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company or any other person, monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.


                                   ARTICLE 11
                                  MISCELLANEOUS

     Section 11.1 Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     Section 11.2 Notices.

     Any notice or communication by the Company or the Trustee to any of the others is duly given if in writing and delivered in Person or mailed by first-class mail to the others' addresses stated in Section 11.10. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives lt.

     If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

     All other notices or communications shall be in writing.

     Section 11.3 Communication by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

     Section 11.4 Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company or any other obligor to the Trustee to take any action under this Indenture, the Company or any other obligor, as the case may be, shall furnish to the Trustee:

          (a) an Officer's Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 11.5 Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     Section 11.6 Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     Section 11.7 Legal Holidays.

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     Section 11.8 Counterparts.

     This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 11.9 Variable Provisions.

     "Officer" means the Chairman of the Board, the President, the Executive Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company or a subsidiary thereof, as the context may indicate.

     The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

     The first certificate pursuant to Section 4.3 shall be for the first fiscal year of each of the Company ending on or after the date of this Indenture.

     The reporting date for Section 7.6 is May 15 of each year. The first reporting date is May 15, 1997.

     The Trustee shall always have a combined capital and surplus (including subordinated capital notes) of at least $25,000,000 as set forth in its most recent published annual report of condition.

                  The Company's address is:

                  2405 Trade Centre Avenue
                  Longmont, Colorado  80503
                  Attention: Richard A. Schneider
                             Executive Vice President

                  The Trustee's address is:

                  First Trust National Association
                  First Trust Center
                  180 East Fifth Street
                  St. Paul, Minnesota 55101
                  Attention:   Richard H. Prokosch

     Section 11.10 Governing Law.


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

     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     Section 11.11 No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     Section 11.12 Successors.

     All agreements of the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.13 Severability.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.14 Qualification of Indenture.

     The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Securities and shall pay all costs and expenses (including attorneys' fees for the Company, the Trustee and the Holders of the Securities) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of the Indenture and the Securities and printing this Indenture and the Securities. In connection with any such qualification of this Indenture under the TIA, the Trustee shall be entitled to receive from the Company any such Officers' Certificates, opinions of Counsel or other documentation as it may reasonably request.

     Section 11.15 Table of Contents, Headings, etc.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                   ARTICLE 12
                                   CONVERSION

     Section 12.1 Conversion of the Note.

     The Holder will have the right, exercisable at any time on or before the Maturity Date, by notice to the Company at its principal office, at the Holder's option, to convert the then unpaid principal amount of this Note (or any portion hereof that is an integral multiple of $1,000) into 500 fully paid and non-assessable shares of Common Stock for each $1,000 face amount of Notes, representing a conversion price equal to $2.00 per share, subject to adjustment as set forth below (the "Conversion Price"). The Company may at any time, by notice to the Holder, require the conversion of Notes in accordance with this
Section 12, and the Holder shall promptly surrender its Note for conversion following such notice, provided that the Closing Price for the Common Stock for thirty (30) consecutive trading days prior to such notice is equal to or greater than $6.00 per share.

     Subject to the right of the Holder on the date of conversion to receive all interest on such Note accrued through such date of conversion, no adjustment for interest or dividends will be made upon the conversion of the Notes. No fractional shares will be issued upon conversion, but if the conversion results in a fraction, the fair market value of such fractional share of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) will be paid by the Company in cash. This right of conversion shall cease upon payment in full of all principal and interest and other amounts due in respect of the Notes. Nothing contained in this paragraph shall authorize the payment of interest to the Holder when the terms of the Notes otherwise prohibit the same.

     The occurrence of any of the events shall trigger an adjustment from time to time to the Conversion Price and the number of shares of Common Stock into which the Notes shall be converted (the "Conversion Shares"):

     (a) Recapitalization, Reclassification and Succession. If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while the Notes remain outstanding, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of the Notes thereafter shall have the right to receive upon the conversion of the Notes as provided in this Section 12 and in lieu of the shares of Common Stock immediately theretofore issuable upon the conversion of the Notes, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the conversion of the Notes had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Indenture and the Notes shall be applicable to the shares of stock or other securities or property receivable upon the conversion of the Notes after such consummation.

     (b) Subdivision or Combination of Shares. If the Company at any time while the Notes remain outstanding shall subdivide or combine its Common Stock, the Conversion Price and the Conversion Shares shall be proportionately adjusted.

     (c) Stock Dividends and Distributions. If the Company at any time while the Notes are outstanding shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Conversion Price shall be adjusted in accordance with Section 12(e) and (ii) the number of Conversion Shares shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had the Notes been converted immediately prior thereto.

     (d) Stock and Rights Offering to Shareholders. If at any time after the date of issuance of the Notes, the Company shall issue or sell, or fix a record date for the purposes of entitling holders of its Common Stock to receive, (i) Common Stock or (ii) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible or exchangeable into or exercisable for Common Stock), in any such case, at a price per share (or having a conversion, exchange or exercise price per share) that is less than the lowest Closing Price during the twenty (20) consecutive trading days immediately preceding the date of such issuance or sale or such record date then, immediately after the date of such issuance or sale or on such record date, (A) the Conversion Price shall be adjusted in accordance with Section 12(e) and (B) the number of Conversion Shares shall be adjusted to that number determined by multiplying the number of Conversion Shares immediately before the date of such issuance or sale or such record date by a fraction, the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate initial conversion price, exchange price or exercise price of the convertible securities or exchangeable securities or rights, options or warrants, as the case may be, so offered) would purchase at such Closing Price, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible or exchangeable securities or rights, options or warrants so offered are initially convertible or exchangeable or exercisable, as the case may be).

     If the Company shall at any time after the date of issuance of the Notes distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year's or prior year's earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph)(any of the foregoing being hereinafter in this paragraph called the "Securities"), then in each such case, the Company shall reserve shares or other units of such securities for distribution to the Holders upon conversion of the Notes so that, in addition to the shares of Common Stock to which such Holders are entitled, such Holders will receive upon such exercise the amount and kind of such Securities which such Holders would have received if the Holders had, immediately prior to the record date for the distribution of the Securities, converted the Notes.

     (e) Conversion Price Adjustment. Whenever the number of Conversion Shares is adjusted, as herein provided, the Conversion Price payable upon the conversion of the Notes shall be adjusted to that price determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of Conversion Shares immediately prior to such adjustment, and (ii) the denominator of which shall be the number of Conversion Shares immediately thereafter.


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

     (f) 1996 EBITDA Adjustment. The Conversion Price shall additionally be adjusted in the following circumstances:

          (a) if the Company shall achieve 1996 EBITDA in an amount of less than $6,000,000, the Conversion Price shall be reduced to $1.50 per share; and

          (b) if the Company shall achieve 1996 EBITDA in an amount of less than $4,750,000 (together with the $6,000,000 amount referred to above, the "Adjusted Amounts"), the Conversion Price shall be reduced to $1.00 per share;

provided, however, that in the event the Company sells all of the capital stock or all or substantially all of the assets of one or more of its Subsidiaries in 1996, the Adjusted Amounts for 1996 will be reduced by the amount or amounts set forth in Schedule A to the Notes in respect of the Subsidiary or Subsidiaries so involved. In the event any such sale occurs during 1996, the applicable Adjusted Amount will be reduced by multiplying it by a fraction, the numerator of which is the number of days of the year remaining after any such sale and the denominator is 365.

     (g) Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this
Section 12 shall exclude any shares then directly or indirectly held in the treasury of the Company.

     (h) Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment pursuant to this Section 12 if the amount of such adjustment should be less than one percent (1%) of the Conversion Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Conversion Price in effect immediately before the event giving rise to such next subsequent adjustment.

     (i) Duration of Adjustment. Following each computation or readjustment provided in this Section 12, the new adjusted Conversion Price and number of Conversion Shares shall remain in effect until a further computation or readjustment thereof is required.

     Section 12.2 Reservation. The Company hereby agrees that at all times there shall be reserved for issuance upon the conversion of the Notes such number of shares of its Common Stock as shall be required for issuance upon conversion of the Notes. The Company further agrees that all shares which may be issued upon the conversion of the rights represented by the Notes will be duly authorized and will, upon issuance and against payment of the Conversion Price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

     Section 12.3 Delivery of Shares and/or New Note. The Company shall deliver a certificate or certificates for shares of its Common Stock issuable on conversion of the Notes as soon as practicable after surrender of the Notes for conversion, but the person or persons to whom such certificates are issuable shall be considered the holder of record of the shares of Common Stock from the time the Notes are surrendered. Except as described above, the Notes are not otherwise convertible into shares of Common Stock. Upon conversion of only a portion of the Notes, the Trustee shall issue and deliver to, or upon the written order of, the Holder hereof, at the expense of the Company, a new Note covering the principal amount of the Note not converted, which new Note shall entitle the holder thereof to interest on the principal amount thereof to the same extent as if the unconverted portion of the Note had not been surrendered for conversion.



                            [signature page follows]

                                   SIGNATURES


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.


                                    NAI TECHNOLOGIES, INC.


                                    By_________________________

Attest:


___________________________         (SEAL)



                                    FIRST TRUST NATIONAL ASSOCIATION
                                    Trustee


                                    By_________________________

Attest:


___________________________         (SEAL)

                                                                     EXHIBIT A

CUSIP No. 62872H 11 5

No. _____                                                          $__________


                            NAI TECHNOLOGIES, INC.

                 12% CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                       Maturity Date:  January 15, 2001

THIS NOTE AND THE COMMON STOCK THAT MAY BE ISSUABLE TO THE HOLDER HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

     FOR VALUE RECEIVED, NAI TECHNOLOGIES, INC., a New York corporation (the "Company"), promises to pay to ______________________, the registered holder or registered assigns hereof (the "Holder"), the principal amount of _____________ Dollars ($_________) payable on the fifteenth day of January 2001 (the "Maturity Date"), together with interest on the outstanding principal amount of this Note at the rate of twelve percent (12%) per annum calculated on the basis of a 360 day year, such interest to be payable in arrears on a quarterly basis on the fifteenth day of January, April, July and October of each year, commencing on April 15, 1996. In the event that any payment of any principal and/or interest hereunder is not paid when due as provided for herein, and without affecting any of the Holder's other rights and remedies, the unpaid principal balance hereof shall thereafter accrue interest at the defaulted rate specified in Section 11(a) of this Note.

     This Note is one of a series of the Company's 12% Convertible Subordinated Promissory Notes (collectively, the "Notes"), issued pursuant to that certain Confidential Private Placement Memorandum, dated December 15, 1995, as supplemented (the "Memorandum"). Capitalized terms used and not otherwise defined herein shall have the respective meanings attributed thereto in Section 13.

     I. Payments and Prepayments.

          (1) Payments of principal and interest on this Note shall be made at the principal office of the Trustee, located at 180 East Fifth Street, St. Paul, Minnesota 55101, or such other place or places within the United States as may be specified by the Holder of this Note in a written notice to the Company at least ten (10) business days before a given payment date.

          (2) Payments of principal and interest on this Note shall be made in lawful money of the United States of America by mailing the Trustee's good check in the proper amount to the Holder at least three days prior to the due date of each payment or otherwise transferring funds so as to be received by the Holder on the due date of each such payment; provided, however, that, in the event that the principal amount of this Note is at least $1,000,000, the Company shall make payment by wire transfer to an account such Holder may specify in writing to the Company at least three days prior to the due date of each payment.

          (3) If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable during such extension at the then applicable rate.

          (4) Subject to the provisions of Section 4 and 5 below, this Note is subject to prepayment, in whole but not in part, at the option of the Company, at any time after the third anniversary of the date hereof, without premium or penalty. In the event of any partial payment of principal or accrued interest, for whatever reason, or prepayment, any such partial payment of principal and/or interest or prepayment of principal on the Notes shall be allocated among the respective Notes and holders thereof so that the amount of such payments to each holder shall bear as nearly as practicable the same ratio to the aggregate amount then to be paid as the principal amount of the Notes then held by such holder bears to the aggregate principal amount of Notes then outstanding.

          (5) The Company will give the Holder written notice indicating the amount of any prepayment and the proposed date thereof not more than sixty (60) days and not less than thirty (30) days prior to any such prepayment of this Note.

          (6) Subject to the provisions of Sections 4 and 5 below, the Company shall, within thirty (30) business days of the occurrence of a Change in Control (as defined in Section 13 hereof), offer, by written notice to the Holder in accordance with Section 1(e), to prepay this Note, in whole and not in part, without premium or penalty. Holder may accept the offer to prepay made pursuant to this Section 1(f) by causing notice of such acceptance to be delivered to the Company at least ten (10) days prior to the proposed prepayment date (or such longer period as may be required by law). A failure by Holder to respond to an offer to prepay pursuant to this Section 1(f) within the requisite time period shall be deemed to constitute a rejection of such offer.

     II. Obligation Absolute. The obligations under this Note are absolute and unconditional obligations of the Company and no modification, release, consent, waiver, rearrangement or amendment shall impair the obligations of the Company hereunder.

     III. Security. The payment of this Note and the Company's obligations hereunder, and under the Warrant and the Registration Rights Agreement (as such terms are defined in the Memorandum) are not secured by any collateral.

     IV. Subordination. (1) The Company for itself, its successors and assigns, covenants and agrees, and each Holder of this Note, its successors and assigns, by its acceptance of this Note likewise covenants and agrees, that to the extent provided below the payment of the principal of and interest on this Note is hereby expressly subordinated and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness (as hereinafter defined). For purposes hereof, Senior Indebtedness is defined as:

          (i) the principal of, premium, if any, and any interest (including, without limitation, any interest on interest and post-bankruptcy petition interest) on, all liabilities of the Company (including, without limitation, all liabilities of the Company with respect to any costs and expenses), direct or contingent, joint, several or independent, now or hereafter existing, due or to become due, whether created directly or acquired by assignment or otherwise, under or in respect of that certain Amended and Restated Credit Agreement, dated as of April 12, 1995, among the Company, The Bank of New York, Chemical Bank and the other parties referred to therein (as heretofore and as hereafter amended, modified and supplemented from time to time, the "Bank Credit Agreement") and any of the other Loan Documents (as defined in the Bank Credit Agreement); and

          (ii) all extensions, renewals and refundings of any of the foregoing (provided that the amount of any debt incurred in connection with such extension, renewal or refunding does not exceed the amount of the outstanding obligations of the Company under the Bank Credit Agreement at the time of the extension, renewal or refunding (whether for interest, principal or fees, or expenses incurred by the holders of Senior Indebtedness for the protection of collateral and reasonable costs of collection));

provided, however, that the term "Senior Indebtedness" shall not include any indebtedness expressly subordinated in writing to the Notes or any indebtedness owed to affiliates of the Company.

          (2) Upon the acceleration of any Senior Indebtedness or upon the maturity of the entire principal amount of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness which has been so accelerated or matured shall first indefeasibly be paid in full before any payment is made by the Company or any person acting on behalf of the Company on account of any obligations evidenced by this Note.

          (3) Notwithstanding anything to the contrary contained herein, the Company shall not (i) pay any principal portion of this Note so long as any Senior Indebtedness remains outstanding or (ii) pay any interest payable under this Note if there exists a Default or Event of Default (as such terms are defined in the instruments evidencing Senior Indebtedness) with respect to any Senior Indebtedness (hereinafter referred to as a "Blockage Event").

     The Company shall resume payment of interest payable under this Note and a Blockage Event shall be deemed to have terminated:

          (i) when such Default or Event of Default on Senior Indebtedness, as applicable, is cured or waived;

          (ii) when the Holder hereof shall have cured any such Default or Event of Default on Senior Indebtedness to the extent such Default or Event of Default can be cured by payment of money, which amount shall be added to the principal amount owing to the Holder pursuant to this Note; or

          (iii) 180 days after the occurrence of such Default or Event of Default, provided, that at the end of such 180 days, if any of the following events exists or occurs, the Blockage Event shall continue: (A) a Default in payment of any amount with respect to the Senior Indebtedness;
     (B) an acceleration of the Senior Indebtedness; or (C) the occurrence of an event of the type described in Section 5 hereof, provided, further, that a Blockage Event with respect to a single specified Default or Event of Default may be deemed to occur only once for each 360 day period.

          (4) At any time there exists a Blockage Event, (i) the Company shall not, directly or indirectly, make any payment of any part of this Note, (ii) the Holder hereof shall not demand or accept from the Company or any other person any such payment or cancel, set-off or otherwise discharge any part of the indebtedness represented by this Note, and (iii) neither the Company nor the Holder hereof shall otherwise take or permit any action prejudicial to or inconsistent with the priority position of any holder of Senior Indebtedness over the Holder of this Note. Notwithstanding the foregoing or any other provision of this Note to the contrary, the occurrence and continuance of a Blockage Event shall not limit or in any other manner affect the exercise of the Holder's conversion rights pursuant to Section 6.

          (5) Any holder of Senior Indebtedness is hereby authorized to demand specific performance of this Note, whether or not the Company shall have complied with the provisions hereof applicable to it, at any time when the Holder hereof shall have failed to comply with any provision hereof applicable to such Holder. The Holder hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by any holder of Senior Indebtedness. The Holder further (i) waives presentment, demand, notice and protest in connection with all negotiable instruments evidencing Senior Indebtedness, notice of any loan made, extension granted or other action taken in reliance hereon and all demands and notices of every kind in connection with this Note or Senior Indebtedness; and (ii) assents to any renewal, extension or postponement of the time of payment of Senior Indebtedness or any other indulgence with respect thereto, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon.

          (6) The Company and the Holder shall execute and deliver to any holder of Senior Indebtedness such further instruments and shall take such further action as such holder of Senior Indebtedness may at any time or times reasonably request in order to evidence the subordination of the obligations hereunder and to otherwise carry out the provisions and intent of this Note.

          (7) No right of any holder of Senior Indebtedness to enforce the subordination of the obligations shall be impaired by any act or failure to act by the Company or the Holder or by their failure to comply with this Note or any other agreement or document evidencing, related to or securing the obligations hereunder. Without in any way limiting the generality of the preceding sentence, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Note or the obligations of the Holder hereof to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, any Senior Indebtedness, or otherwise amend or supplement in any manner, any Senior Indebtedness, or otherwise amend or supplement in any manner, any Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Indebtedness; (iii) release any Person or entity liable in any manner for the collection of any Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any other Person or entity.

          (8) In the event that the Company shall make any payment or prepayment to the Holder on account of the obligations under this Note which is prohibited by this Section 4, such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts and priorities of Senior Indebtedness held by them) to the extent necessary to pay all Senior Indebtedness due to such holders of Senior Indebtedness in full in accordance with its terms (whether or not such Senior Indebtedness is due and owing), after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          (9) After all Senior Indebtedness indefeasibly is paid in full and until the obligations under this Note are paid in full, the Holder shall be subrogated to the rights of holders of Senior Indebtedness to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness. For purposes of such subrogation, no payments or distributions to holders of such Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section 4 and no payment over pursuant to the provisions of this Section 4 to holders of such Senior Indebtedness by the Holder, shall, as between the Company, its creditors, other than holders of such Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of such Senior Indebtedness, on the one hand, and the Holder hereof, on the other hand.

     V. Primacy of Senior Indebtedness Claims as Against the Holder. In any insolvency, receivership, bankruptcy, dissolution, liquidation or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against the Company under any bankruptcy or insolvency law or laws relating to relief of debtors, to compositions, extensions or readjustments of indebtedness:

          (1) the claims of any holders of Senior Indebtedness against the Company shall be paid indefeasibly in full in cash before any payment is made to the Holder;

          (2) until all Senior Indebtedness is indefeasibly paid in full in cash any distribution to which the Holder would be entitled but for this Section 5 shall be made to holders of Senior Indebtedness; and

          (3) the holders of Senior Indebtedness shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor. In furtherance of the foregoing, in the event that the Company shall file or have filed against it a petition under any chapter of Title 11 of the United States Code or any comparable statute, with the result that the Company is excused from the obligation to pay all or any part of the amount otherwise payable in respect of the Senior Indebtedness during the period subsequent to the commencement of such proceedings, the Holder agrees that all or such part of such amount shall be payable out of, and to that extent diminish and be at the expense of, the Holder's reorganization dividends or other distributions in respect of any claim filed by it as a creditor or interest holder. In the event the holders of Senior Indebtedness receive amounts in excess of payment in full (in cash) of amounts outstanding in respect of Senior Indebtedness (without giving effect to whether claims in respect of the Senior Indebtedness are allowed in any insolvency proceeding), the holders of the Senior Indebtedness shall pay such excess amounts to the Holder.

     VI. Conversion. The Holder of this Note will have the right, exercisable at any time on or before the Maturity Date, by notice to the Company at its principal office, at the Holder's option, to convert the then unpaid principal amount of this Note (or any portion hereof that is an integral multiple of $1,000) into 500 fully paid and non-assessable shares of common stock, par value $.10 per share, of the Company (the "Common Stock") for each $1,000 face amount of this Note, representing a conversion price equal to $2.00 per share, subject to adjustment as set forth below (the "Conversion Price"). The Company may at any time, by notice to the Holder, require the conversion of this Note in accordance with this Section 6, and the Holder shall promptly surrender this Note for conversion following such notice, provided that the Closing Price for the Common Stock for thirty (30) consecutive trading days prior to such notice is equal to or greater than $6.00 per share.

     Subject to the right of the Holder on the date of conversion to receive all interest on such Note accrued through such date of conversion, no adjustment for interest or dividends will be made upon the conversion of this Note. No fractional shares will be issued upon conversion, but if the conversion results in a fraction, the fair market value of such fractional share of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) will be paid by the Company in cash. This right of conversion shall cease upon payment in full of all principal and interest and other amounts due in respect of this Note. Nothing contained in this paragraph shall authorize the payment of interest to the Holder when the terms of this Note otherwise prohibit the same.

     The occurrence of any of the following events shall trigger an adjustment from time to time to the Conversion Price and the number of shares of Common Stock into which this Note shall be converted (the "Conversion Shares"):

          (1) Recapitalization, Reclassification and Succession. If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while this Note remains outstanding, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Note thereafter shall have the right to receive upon the conversion hereof as provided in this Section 6 and in lieu of the shares of Common Stock immediately theretofore issuable upon the conversion of this Note, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the conversion of this Note had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after such consummation.

          (2) Subdivision or Combination of Shares. If the Company at any time while this Note remains outstanding shall subdivide or combine its Common Stock, the Conversion Price and the Conversion Shares shall be proportionately adjusted.

          (3) Stock Dividends and Distributions. If the Company at any time while this Note is outstanding shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Conversion Price shall be adjusted in accordance with
Section 6(e) and (ii) the number of Conversion Shares shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Note been converted immediately prior thereto.

          (4) Stock and Rights Offering to Shareholders. If at any time after the date of issuance of this Note, the Company shall issue or sell, or fix a record date for the purposes of entitling holders of its Common Stock to receive, (i) Common Stock or (ii) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible or exchangeable into or exercisable for Common Stock), in any such case, at a price per share (or having a conversion, exchange or exercise price per share) that is less than the lowest Closing Price during the twenty (20) consecutive trading days immediately preceding the date of such issuance or sale or such record date then, immediately after the date of such issuance or sale or on such record date, (A) the Conversion Price shall be adjusted in accordance with Section 6(e) and (B) the number of Conversion Shares shall be adjusted to that number determined by multiplying the number of Conversion Shares immediately before the date of such issuance or sale or such record date by a fraction, the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate initial conversion price, exchange price or exercise price of the convertible securities or exchangeable securities or rights, options or warrants, as the case may be, so offered) would purchase at such Closing Price, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible or exchangeable securities or rights, options or warrants so offered are initially convertible or exchangeable or exercisable, as the case may be).

          If the Company shall at any time after the date of issuance of this Note distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year's or prior year's earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph)(any of the foregoing being hereinafter in this paragraph called the "Securities"), then in each such case, the Company shall reserve shares or other units of such securities for distribution to the Holder upon conversion of this Note so that, in addition to the shares of Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, converted this Note.

          (5) Conversion Price Adjustment. Whenever the number of Conversion Shares is adjusted, as herein provided, the Conversion Price payable upon the conversion of this Note shall be adjusted to that price determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of Conversion Shares immediately prior to such adjustment, and (ii) the denominator of which shall be the number of Conversion Shares immediately thereafter.

          (6) 1996 EBITDA Adjustment. The Conversion Price shall additionally be adjusted in the following circumstances:

               (a) if the Company shall achieve 1996 EBITDA (as such term is defined in Section 13(h)) in an amount of less than $6,000,000, the Conversion Price shall be reduced to $1.50 per share; and

               (b) if the Company shall achieve 1996 EBITDA in an amount of less than $4,750,000 (together with the $6,000,000 amount referred to above, the "Adjusted Amounts"), the Conversion Price shall be reduced to $1.00 per share;

provided, however, that in the event the Company sells all of the capital stock or all or substantially all of the assets of one or more of its Subsidiaries in 1996, the Adjusted Amounts for 1996 will be reduced by the amount or amounts set forth in Schedule A hereto in respect of the Subsidiary or Subsidiaries so involved. In the event any such sale occurs during 1996, the applicable Adjusted Amount will be reduced by multiplying it by a fraction, the numerator of which is the number of days of the year remaining after any such sale and the denominator is 365.

          (7) Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this
Section 6 shall exclude any shares then directly or indirectly held in the treasury of the Company.

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

          (8) Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment pursuant to this Section 6 if the amount of such adjustment should be less than one percent (1%) of the Conversion Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Conversion Price in effect immediately before the event giving rise to such next subsequent adjustment.

          (9) Duration of Adjustment. Following each computation or readjustment provided in this Section 6, the new adjusted Conversion Price and number of Conversion Shares shall remain in effect until a further computation or readjustment thereof is required.

          (10) Reservation. The Company hereby agrees that at all times there shall be reserved for issuance upon the conversion of this Note such number of shares of its Common Stock as shall be required for issuance upon conversion of this Note. The Company further agrees that all shares which may be issued upon the conversion of the rights represented by this Note will be duly authorized and will, upon issuance and against payment of the Conversion Price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

          (i) Delivery of Shares and/or New Note. The Company shall deliver a certificate or certificates for shares of its Common Stock issuable on conversion of this Note as soon as practicable after surrender of this Note for conversion, but the person or persons to whom such certificates are issuable shall be considered the holder of record of the shares of Common Stock from the time this Note is surrendered. Except as described above, this Note is not otherwise convertible into shares of Common Stock. Upon conversion of only a portion of this Note, the Company shall issue and deliver to, or upon the written order of, the Holder hereof, at the expense of the Company, a new Note covering the principal amount of this Note not converted, which new Note shall entitle the holder thereof to interest on the principal amount thereof to the same extent as if the unconverted portion of this Note had not been surrendered for conversion.

     VII. Notices to Holders.

          (1) Notice of Record Date. In case:

               (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the conversion of this Note) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the conversion of this Note) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the record date therein specified, or if no record date shall have been specified therein, at least thirty (30) days prior to such other specified date.

          (2) Certificate of Adjustment. Whenever the Conversion Price or the number of Conversion Shares shall be adjusted pursuant to Section 6 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the number of Conversion Shares and the Conversion Price after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail postage prepaid) to the Holder of this Note.

     VIII. Registration, Exchange and Transfer. The Company will keep a register in which, subject to such reasonable regulations as it may prescribe, it will register all Notes. No transfer of this Note shall be valid as against the Company unless made upon the register. This Note is subject to the restrictions on transfer of this Note and compliance with said restrictions on transfer, the Company shall execute and deliver in the name of the transferee or transferees a new Note or Notes for a like principal amount.

     This Note may be exchanged for a like aggregate principal amount in other denominations. To be exchanged, this Note shall be surrendered for that purpose at the principal office of the Company, and the Company shall execute and deliver in exchange therefor the Note or Notes which the holder making the exchange shall be entitled to receive, bearing serial numbers not contemporaneously outstanding.

     This Note, if presented for transfer, exchange, redemption or payment, shall (if so required by the Company) be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or by his duly authorized attorney.

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


     The Company may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company), for the purpose of receiving payment of or on account of the principal hereof and interest hereon, for the conversion hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     IX. Covenants. The Company covenants, so long as this Note shall be outstanding and unless the Holders of more than seventy-five percent (75%) of the aggregate principal amount of all Notes then outstanding shall otherwise approve, that:

          (1) Financial Statements, Reports, etc. So long as this Note shall remain outstanding and the Company is subject to the filing requirements of
Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will transmit or cause to be transmitted to the Holder, promptly after the same are sent or become publicly available, copies of any and all financial statements and reports which are made available to its shareholders and all periodic and other reports, proxy statements, registration statements and other materials filed by it with the Securities and Exchange Commission, or any other governmental authority succeeding to any or all of the functions of said commission, or any national securities exchange or stock market, as the case may be. If the Company is not subject to filing requirements, the Company will transmit or cause to be transmitted to the Holder annual and quarterly reports containing audited annual financial statements and related notes thereto and unaudited quarterly financial statements, respectively.

          (2) Registration of Shares. The Company shall file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to the Notes, the shares of Common Stock issuable pursuant hereto, the Warrant referred to in Section 16(a) and the shares of Common Stock issuable upon the exercise of the Warrant on or prior to the later of (i) ninety (90) days after the Company's receipt of the net proceeds from the initial sale of the minimum principal amount of the Notes or
(ii) March 31, 1996, pursuant to a registration rights agreement of even date herewith between the Holder and the Company.

          (3) Corporate Existence. The Company shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply in all material respects with all laws and regulations applicable to it.

          (4) Taxes and Assessments. The Company shall, and shall cause its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default (which, for purposes of this Note, shall mean the earlier of ninety (90) days from its due date or invoice date, as the case may be, or the date upon which such obligee commences an action or proceeding to recover such amount), provided, however, that the Company shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if the Company shall have set aside on its books adequate reserves therefor).

          (5) Liens. The Company shall not, and shall not permit any of its Subsidiaries to, incur, create, assume or suffer to exist any Lien on any property or assets, income or profits of the Company, now owned or hereafter acquired, other than Permitted Liens.

          (6) Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except for (i) Senior Indebtedness; (ii) Indebtedness under this Note and the other Notes in an aggregate principal amount not to exceed $9,500,000; (iii) Indebtedness between Subsidiaries and between any Subsidiary and the Company; (iv) Indebtedness existing on the date hereof; (v) Indebtedness of Lynwood Scientific Developments Limited, a corporation organized under the laws of the United Kingdom, to Midland Bank plc. in an aggregate amount not to exceed $2,000,000 or the U.S. dollar equivalent in English pounds; (vi) Indebtedness of Codar Technology, Inc., a Colorado corporation, to MetLife Capital Corp. and Colorado National Leasing, Inc. in an aggregate amount not to exceed $1,200,000; and (vii) all extensions, renewals and refundings of any of the foregoing.

          (7) Investments. The Company shall not, and shall not permit any of its Subsidiaries to, purchase, hold or acquire any capital stock, evidence of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment (by way of transfers of property, contributions to capital, acquisitions of businesses or acquisitions of assets other than in the ordinary course of business, or otherwise) or any other interest in, any other Person, except for Permitted Investments.

          (8) Payments. The Company shall not, and shall not permit any of its Subsidiaries to, declare or pay, directly or indirectly, any dividends or make any other distribution or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock) now or hereafter outstanding, or purchase, redeem, retire or otherwise acquire for value any shares of its capital stock or warrants or options therefor now or hereafter outstanding, or set apart any sum for the aforesaid purposes, in any fiscal year, provided that the Company may declare stock splits and pay dividends payable solely in shares of any class of its capital stock and the Subsidiaries may make cash distributions or payments to the Company.

          (9) Disposition of Assets. The Company shall not, and shall not permit any of its Subsidiaries to, sell or otherwise dispose of any assets, including the capital stock of any of its Subsidiaries, except for (i) sales of inventory, fixtures and equipment in the ordinary course of business, (ii) sales of assets having a book value not exceeding $100,000 in the aggregate, and (iii) the sale of certain vacant property owned by the Company located in Hauppauge, New York.

          (10) Affiliate Transactions. Subsequent to the date hereof, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to

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

exist any transaction or series of related transactions (including, but not limited to, the purchase, sale or exchange of property, the making of any investment, the giving of any guarantee or the rendering of any service) with any Affiliate of the Company (other than transactions among the Company and any wholly-owned Subsidiary) unless (i) such transaction or series of related transactions is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, and (ii) such transaction or series of related transactions is approved by a majority of the Board of Directors of the Company (including a majority of the disinterested directors), which approval is set forth in a board resolution of the Company certifying that such transaction or series of transactions complies with the immediately preceding clause (i).

          (11) Merger, Consolidation, etc. Neither the Company nor any Subsidiary shall consolidate or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, any other Person unless (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor"), shall have executed and delivered to Holder its assumption of the due and punctual performance of all the obligations under this Note, (ii) such Successor shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (iii) no event referred to in Section 8 shall have occurred and be continuing.

          (12) Maintenance of Properties. The Company shall, and shall cause each of its Subsidiaries to, keep all properties useful in the business of the Company in good working order and condition except to the extent that discontinuing the operation or maintenance of any such properties is, in the judgment of the Company, desirable in the conduct of its business.

     X. Events of Default. (1) In the event that:

          (i) the Company defaults in the payment of any installment of interest required to be made on this Note and such default shall continue for a period of ten (10) days;

          (ii) the Company defaults in making any payment of principal on this Note required to be made on this Note;

          (iii) any obligation of the Company or any Subsidiary for the payment of borrowed money in excess of $500,000 becomes or is declared to be due and payable prior to its expressed maturity, unless the validity of any such indebtedness or obligation is being contested in good faith by appropriate proceedings;

          (iv) any warrant of attachment, execution or other writ is levied upon any property or assets of the Company or any Subsidiary in excess of $500,000 and is not discharged or stayed (including stays resulting from the filing of an appeal) within thirty (30) days;

          (v) all or any substantial part of the assets or properties of the Company or any Subsidiary are condemned, seized or appropriated by any government or governmental authority; or any order is entered in any proceeding directing the winding-up, dissolution or split-up of the Company;

          (vi) the Company or any Subsidiary hereafter makes an assignment for the benefit of creditors, or files a petition in bankruptcy as to itself, is adjudicated insolvent or bankrupt, petitions any receiver of or any trustee for the Company or any substantial part of the property of the Company under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether or not hereafter in effect; or if there is hereafter commenced against the Company any such proceeding and an order approving the petition is entered or such proceeding remains undismissed for a period of sixty
     (60) days, or the Company by any act or omission to act indicates its consent to or approval of or acquiescence in any such proceeding or the appointment of any receiver of, or trustee for, the Company or any substantial part of its properties, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days; or

          (vii) the Company defaults in the due observance or performance, in any material respect, of any covenant, condition or agreement to be observed or performed pursuant to the terms of this Note (other than a default which is specifically provided for in this Section 10) and such default continues unremedied for more than thirty (30) days after notice thereof to the Company;

then, and in each and every such case, the holders of not less than one-fourth (1/4) in aggregate principal amount of outstanding Notes may declare the principal and accrued but unpaid interest of all the Notes to be due and payable immediately, by written notice to the Company, and upon any such declaration the same shall become and shall be immediately due and payable, subject to the subordination provisions of Section 4 hereof. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained, the holders of a majority in aggregate principal amount of the outstanding Notes may, by written notice to the Company, rescind and annul such declaration.

          (2) At any time before the date of any declaration accelerating the maturity of this Note: (a) the holders of at least sixty-six and two-thirds percent (66.67%) in aggregate principal amount of outstanding Notes may waive any past Event of Default and its consequences pertaining to the payment of interest on, or the principal of, any of the Notes; and (b) the holders of a majority in aggregate principal amount of Notes may waive any other Event of Default hereunder. Such waivers shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent holders of outstanding Notes.

     XI. Certain Consequences Upon Default.

          (1) Defaulted Interest. Subject to the provisions of Section 4 and 5 hereof, if the Company shall default in the payment of the principal of or interest on this Note, whether upon maturity, by acceleration, or otherwise, including, without limitation, as a result of a Chapter 11 or Chapter 7 bankruptcy case commenced by or against the Company in which it is the debtor, the Company shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (whether before or after judgment) at the rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) at the rate set forth in the introduction of this Note, plus six percentage points (6%). It is the intention of the Company and the holder of this Note to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Note, and any other document executed in connection herewith, in no event shall this Note or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If for any circumstances whatsoever, fulfillment of any provision of this Note or of any such other document at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if for any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any such other document or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to such holder, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the Holder, under any specific contingency, exceeds the highest lawful rate, the Company and such holder shall, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, (iii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of such interest does not exceed the maximum amount permitted by applicable law, and/or (iv) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

          (2) Additional Director Nominee. If and whenever interest payable on this Note shall be in arrears in whole or in part, or if the Company shall fail to pay the principal of this Note (whether or not prevented from doing so by restrictions contained in its Restated Certificate of Incorporation, as amended from time to time, or any other agreement or instrument), the existing members of the Board of Directors shall cause one Director then serving on the Board of Directors (who has not been designated by the holders of Notes, Charles S. Holmes or C. Shelton James) to resign as a director, and the holders of the Notes shall be entitled to immediately appoint one Director to fill such vacancy, provided, that if such Director appointed by the holders, together with the other directors designated by the holders of Notes and Messrs. Holmes and James, would not exceed 50% of the total Board of Directors, then in such event the holders of Notes shall be entitled to appoint additional Directors (upon the resignation of other non-designated existing Directors) so as its and Messrs. Holmes' and James' designees constitute a majority of the total Board of Directors. Whenever all arrears in interest on the Notes then outstanding shall have been paid and all principal amounts required to be made with respect to any Notes shall have been made or funds therefor set apart for payment, then the right of the holders of Notes to designate one Director (or two or more Directors, as the case may be) shall cease (but subject always to the same provisions for the vesting of such rights in the case of any similar future arrearages in interest or failures to satisfy principal obligations), and the terms of office of all persons elected as Directors by the holders of Notes shall forthwith terminate and the number of members on the Board of Directors appointed by the holders of the Notes shall be reduced accordingly. At any time after such power shall have been so vested in the Notes, the Secretary of the Corporation may, and upon the written request of any holder of Notes (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the holders of Notes for the election of the Director (or two or more Directors, as the case may be) to be designated by them as herein provided, such call to be made by notice similar to that provided in the By-laws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within fifteen (15) days after receipt of any such request, then any holder of Notes may call such meeting, upon the notice above provided, and for that purpose shall have access to the register of holders of the Notes of the Company. The Director(s) designated at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in place thereof and be re-elected successively thereafter, if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the Directors designated by the holders of Notes, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders or special meeting held in place thereof upon the nomination of the then remaining Directors designated by the holders of Notes and Messrs. Holmes and James.

          (3) Additional Warrants. In the event there occurs an Event of Default pertaining to the payment of interest on, or the principal of, any of the Notes, the Company shall issue to the holders of the Notes additional warrants to purchase 2,000,000 shares of Common Stock, each holder to receive his pro rata share.

     XII.  Investment Representations.

          (1) The Holder hereby acknowledges that this Note and the Conversion Shares are not being registered (i) under the Act on the ground that the issuance of the Note is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Note does not involve any public offering; and that the Company's reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Note for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, provided, nevertheless, subject to any requirement of law that the disposition of its property shall at all time be within its control.

          (2) The Holder hereby agrees that it will not sell or transfer all or any part of this Note and/or Conversion Shares unless and until, and so long as such securities are not covered by an effective registration statement under the Act, it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or
(ii) an interpretive letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

          (3) If, at the time of issuance of the Conversion Shares, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that Holder provide the Company with written reconfirmation of the Holder's investment intent and that any stock certificate delivered to the Holder upon conversion of this Note shall bear legends reading substantially as follows:

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE NOTE PURSUANT TO WHICH THESE SHARES WERE ISSUED BY THE COMPANY. COPIES OF THOSE RESTRICTIONS ARE ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY, AND NO TRANSFER OF SUCH SHARES OR OF THIS CERTIFICATE, OR OF ANY SHARES OR OTHER SECURITIES (OR CERTIFICATES THEREFOR) ISSUED IN EXCHANGE FOR OR IN RESPECT OF SUCH SHARES, SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS THEREIN SET FORTH SHALL HAVE BEEN COMPLIED WITH."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS

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     CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate "stop transfer" orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

          (4) The Company may refuse to recognize a transfer of this Note or any Conversion Shares on its books should a holder attempt to transfer this Note or any Conversion Shares otherwise than in compliance with this Section 12.

     XIII. Definitions. As used herein, unless the context otherwise requires, the following terms have the respective meanings:

          (1) "Affiliate": with respect to any Person, the following: (i) any other Person that at such time directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with such first Person or (ii) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% of more of any class of voting or equity interests. As used in such definition, "controls", "controlled by" and "under common control", as used with respect to an Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          (2) "Change in Control": any of the following events or circumstances:
(i) individuals who, at the beginning of any period of twenty-four (24) consecutive months, constitute the Company's board of directors (together with any new director whose election by the Company's board of directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death or disability) to constitute a majority of the Company's board of directors then in office; (ii) any person or related persons constituting a group (as such terms are used the Exchange Act) become the "beneficial owners" (as such term is used under the Exchange Act), directly or indirectly of more than fifty percent (50%) of the total voting power of all classes then outstanding of the Company's voting stock; or (iii) the acquisition after the date hereof by any person or related persons constituting a group of the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company, or (iv) the acquisition after the date hereof by any person or related persons constituting a group of all or substantially all of the properties and assets of the Company and its Subsidiaries, on a consolidated basis; provided, however, that no Change in Control shall be deemed to have occurred in connection with, or pursuant to, the initial issuance and sale of the Notes.

          (3) "Closing Price": the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or if not listed or traded on any such exchange or system, the average of the bid and asked price per share on Nasdaq or, if such quotations are not available, the fair market value per share of Common Stock as reasonably determined by the Board of Directors of the Company.

          (4) "Consolidated Net Income": the net income (or deficit) of the Company and its Subsidiaries for any period (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany items and after deducting portions of income properly attributable to outside minority interests, if any, in any Subsidiaries; provided, however, that there shall be excluded (a) any income or deficit of any other Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Company or another Subsidiary of the Company, (b) the income (or deficit) of any other Person (other than a Subsidiary of the Company) in which the Company or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar distributions, (c) any deferred credit or amortization thereof from the acquisition of any properties of assets of any other Person, (d) any aggregate net income (but not any aggregate net loss) during such period arising from the sale, exchange or other distribution of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (e) any income resulting from the write-up of assets after the date hereof, (f) any gains properly classified as extraordinary in accordance with GAAP, (g) proceeds of life insurance policies to the extent such proceeds exceed premiums paid to maintain such life insurance policies, (h) any income of a Subsidiary which is unavailable for the payment of dividends, and (i) any gain arising from the acquisition of securities, or the extinguishment of any indebtedness of the Company or any of its Subsidiaries or the termination of an employee benefit plan.

          (5) "GAAP": United States generally accepted accounting principles, consistently applied.

          (6) "Indebtedness": at any time and with any respect to any Person,
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business, provided that the same shall not be overdue (i.e., the earlier of ninety (90) days from the invoice date or the date the obligee commences an action to recover such amounts), or if overdue, are being contested in good faith and by appropriate proceedings), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (vii) all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person including without limitation through any agreement
(A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness,
(C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii) all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          (7) "Lien": any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

          (8) "1996 EBITDA": Consolidated Net Income for the fiscal year ended December 31, 1996, plus, to the extent deducted in determining such Consolidated Net Income and without duplication, (a) the sum for such period, of (a) the aggregate amount of all interest (including capitalized interest) accrued or to accrue (whether or not actually paid) during such period in respect of any Indebtedness of the Company and its Subsidiaries, (b) any amortized discount in respect of any such Indebtedness issued at discount, and (c) any fees or commissions payable in connection with any letters of credit; (b) current and deferred taxes on income and profit; (c) depreciation; and (d) amortization.

          (9) "Notes": the meaning specified in the introduction of this Note.

          (10) "Permitted Investments": any of the following:

                    (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (of by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within twelve months from the date of acquisition thereof;


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                    (ii) without limiting the provisions of clause (iv) below, investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Corporation (or a similar rating by any similar organization which rates commercial papers);

                    (iii) investments in certificates of deposits or banker's acceptances and time deposits maturing within twelve months from the date of acquisition thereof issued or guaranteed by or placed with (a) any domestic office of the bank with whom the Company maintains its cash management system or (b) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $100,000,000 and is the principal banking subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A" or the equivalent thereof from the Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;

                    (iv) investments in commercial paper maturing within six months from the date of acquisition and issued by the holding company of any commercial bank of recognized standing organized under the laws of the United States of America or any state thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least "A" or the equivalent thereof from the Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc. (or has a similar rating by any similar organization that rates commercial paper); or

                    (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (vi) above.

          (11) "Permitted Lien": means (i) Liens in existence on the date hereof, (ii) Liens created for the benefit of the holders of Senior Indebtedness, (iii) Liens imposed by law for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due, which are not overdue by more than sixty (60) days or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (v) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (vi) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which in the aggregate are not substantial in amount, and which do not


                                      21


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interfere materially with the ordinary conduct of the business of the Company and which do not materially detract from the property to which they attach or materially impair the use thereof to the Company; (vii) Liens covering real property or personal property in existence at the time of acquisition thereof by the Company and purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure the purchase price of such property or to secure indebtedness permitted by Section 9(g) hereof solely for the purpose of financing the acquisition of such property and no such Lien covers, or is extended to cover, any other property owned by the Company; and (viii) extensions, renewals or replacements of any Lien referred to in clauses (i) through (vii) above.

          (12) "Person": any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

          (13) "Senior Indebtedness": the meaning specified in Section 4(a) hereof.

          (14) "Subsidiaries": with respect to any Person, any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person.

     XIV.  Notices.

          (1) Notices to Holder of Notes. Any notice required by the provisions of this Note to be given to the holders of Notes shall be in writing and may be delivered by personal service or sent by telegraph or cable or sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to the Holder of record at its address appearing on the books of the Company. If sent by telegraph or cable, a confirmed copy of such telegraphic or cabled notice shall promptly be sent by mail (in the manner provided above) to the Holder. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.

          (2) Notices to the Company. Whenever any provision of this agreement requires a notice to be given to the Company by the holder of any Note, the holder of Common Stock obtained upon the conversion of a Note or the holder of any other security of the Company obtained in connection with a recapitalization, merger, dividend or other event affecting a Note, then and in each case, such notice shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Company at its principal place of business.


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No notice under this Section 14 shall be valid unless signed by the holder of the Note, Common Stock or other security giving the notice or in the case of a notice by holders of a specified percent in aggregate principal amount of outstanding Notes unless signed by each holder of a Note whose Note has been counted in constituting the requisite percentage of Notes required to give such Notice.

          XV. Amendment. With the consent of the holders of a majority in aggregate principal amount of outstanding Notes, the Company may amend the Notes to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Notes which shall not be inconsistent with the provisions of the Notes; provided such action shall not adversely affect the interests of the holders of the Notes.

     With the consent of the holders of not less than fifty percent (50%) in aggregate principal amount of the outstanding Notes, the Company may amend the Notes for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Notes; provided, however, that no such amendment shall, without the consent of the holders of Senior Indebtedness, change the subordination provisions of Sections 4 and 5 hereof or the provisions referred to in subsection (a) below; and provided, further, that no amendment shall, without the consent of the holder of each outstanding Note affected thereby,

          (1) change: (a) the maturity of the principal of, or any installment of interest on, any Note; or (b) the coin or currency in which the principal of or interest on any Note is payable;

          (2) reduce the principal amount thereof or the interest rate thereon;

          (3) increase the Conversion Price thereof; or

          (4) reduce the percentage in principal amount of the outstanding Notes the consent of whose holders is required for any amendment or waiver as provided for in the Notes.

     Prompt written notice that this Note has been amended or interpreted in accordance with the terms of this Section 15 shall be given to each holder of a Note. Upon such amendment or interpretation, the Notes shall be deemed modified in accordance therewith, such amendment or interpretation shall form a part of this Note for all purposes, and every subsequent holder of Notes shall be bound thereby

     XVI. Miscellaneous.

          (1) Contemporaneously with the execution and delivery hereof, the Company has issued to the Holder a detachable warrant representing the right to purchase 250

                                      23


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shares of Common Stock at a exercise price equal to $2.50 per share of Common
Stock, subject to adjustment in certain events.

          (2) This Note and the shares of Common Stock or other securities issuable upon conversion of this Note will be accorded the registration rights under the Act set forth in that certain Registration Rights Agreement between the Company and the Holders, a form of which agreement is being furnished concurrently herewith.

          (3) This Note is the obligation of the Company only, and no recourse shall be had for the payment thereof or interest thereon against any shareholder, officer or director of the Company, whether by virtue of any constitution, statute, rule or law or otherwise, all such liability, by the acceptance hereof, and as part of the consideration hereof, being expressly waived.

          (4) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and of a letter of indemnity reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.


                                      24


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          (5) THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE COMPANY
AND THE HOLDER HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS AND INSTRUMENTS MADE AND TO BE PERFORMED IN NEW YORK AND CANNOT BE MODIFIED OR CHANGED ORALLY.

     IN WITNESS WHEREOF, the Company has duly caused this Note to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this 15th day of February 1996.

                             NAI TECHNOLOGIES, INC.


                                          By:
                                             --------------------------------
                                                Richard A. Schneider
                                                Executive Vice President,
                                                Treasurer and Secretary

Certificate of Authentication:

   This is one of the 12% Convertible
Subordinated Promissory Notes due 2001
referred to in the Indenture dated as
of July 15, 1996 between NAI Technologies,
Inc. and First National Trust Association, as Trustee.

FIRST NATIONAL TRUST ASSOCIATION, as Trustee


By:
   ---------------------------
      Authorized Officer

Authentication Date

                                      25


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                                                                    Schedule A


                         Section 6(f) Adjusted Amounts


Wilcom, Inc............................................. $  838,000

Codar Technology, Inc................................... $2,805,000

NAI Technologies - Systems Division Corporation......... $  607,000

Lynwood Scientific Developments Limited................. $1,833,000


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